BBH TRUST

BBH U.S. GOVERNMENT MONEY MARKET FUND

INSTITUTIONAL SHARES (BBSXX)

SUPPLEMENT DATED DECEMBER 31, 2025

TO THE PROSPECTUS

DATED FEBRUARY 28, 2025

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Change of Investment Adviser

The Board of Trustees (the “Board”) of the BBH Trust (the “Trust”) unanimously approved a change of the investment adviser of the BBH U.S. Government Money Market Fund (the “Fund”) at the December 10, 2025, Board meeting. Effective January 1, 2026, Brown Brothers Harriman Credit Partners, LLC (“BBH Credit Partners”), a subsidiary that is majority owned and controlled by Brown Brothers Harriman & Co. (“BBH&Co.”) will become the investment adviser of the Fund.

II.	Fees and Expenses

Effective January 1, 2026, the fee table in the section captioned “Fees and Expenses” on page 1 of the prospectus is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses*

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.18%
Distribution (12b-1) Fees	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.22%

*	Fees reflected in the table as of January 1, 2026.

III.	Principal Investment Strategies

Effective January 1, 2026, the section captioned “Principal Investment Strategies” on page 1 of the prospectus is revised by replacing the first sentence of the second paragraph of that section with the following:

“Brown Brothers Harriman Credit Partners, LLC (“BBH Credit Partners” or “Investment Adviser”), serves as the Fund’s investment adviser.

IV.	Investment Adviser

Effective January 1, 2026, the section captioned “Investment Adviser” on page 3 of the prospectus is deleted in its entirety and replaced by the following:

BBH Credit Partners serves as the Fund’s investment adviser.

V.	Payments to Financial Intermediaries

Effective January 1, 2026, the section captioned “Payments to Financial Intermediaries” on page 4 of the prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

If you purchase shares of the Fund through a Financial Intermediary (such as a bank), BBH Credit Partners may pay the Financial Intermediary for the sale of Fund shares and related services.

VI.	Management of the Fund

Effective January 1, 2026, the section captioned “Management of the Fund” on page 16 of the prospectus is deleted in its entirety and replaced by the following:

BBH Credit Partners, a Delaware limited liability company, located at 140 Broadway, New York, NY 10005 and established in 2025, serves as the investment adviser to the Fund. BBH Credit Partners is a subsidiary of and controlled by BBH&Co. The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Subject to the general supervision of the Fund’s Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH Credit Partners provides a broad range of investment management services for customers in the United States and abroad.

VII.	Investment Advisory and Administrative Fee

Effective January 1, 2026, the section captioned “Investment Advisory and Administration Fee” on page 16 of the prospectus is revised by replacing the last sentence of that section with the following:

Investment Advisory Fee

For investment advisory services, the Investment Adviser receives a fee, computed daily and payable monthly, equal to 0.22% per annum on the first $1 billion and 0.17% per annum on amounts over $1 billion of the average daily net assets of the Fund. Prior to January 1, 2026, the Fund paid a combined investment advisory and administration fee to BBH&Co., through a separately identifiable department, computed daily and payable monthly, equal to 0.25% per annum on the first $1 billion and 0.220% per annum on amounts over $1 billion of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses. For the most recent fiscal year, the Fund paid the Investment Adviser 0.21% of the Fund’s average daily net assets. A discussion of the Board’s most recent approval of the Fund’s investment advisory contract will be available in the Fund’s Semi-Annual Report for the period ending April 30, 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.